                                                                    Exhibit 99.3


                                                                  EXECUTION COPY


                           MORTGAGE LOAN PURCHASE AGREEMENT
                           --------------------------------


     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 21, 1998, between Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust as seller (the "Seller"), of which LaSalle National Bank is the trustee (in such capacity, the "Seller Trustee") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as EXHIBIT A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. and FITCH IBCA Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date (as defined below).

     The Purchaser intends to sell certain of the Certificates to Lehman Brothers Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the remaining Certificates (the "Non-Registered Certificates") to Lehman Brothers Inc. (the "Initial Purchaser"), pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1.     AGREEMENT TO PURCHASE.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 27, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in August 1998. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $653,901,929, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined and paid to the Seller in accordance with a term sheet (the "Allocation Agreement") that has been agreed to by the Mortgage Loan Sellers and the Purchaser.

     SECTION 2.     CONVEYANCE OF MORTGAGE LOANS.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on EXHIBIT B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller.

     (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with EXHIBIT B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date.

     (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3.     EXAMINATION OF MORTGAGE LOAN FILES AND DUE DILIGENCE REVIEW.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

     (a)  RESERVED.

     (b) The Seller Trustee, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller Trustee is duly organized, validly existing and in good standing under the laws of the United States, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller Trustee, and the performance and compliance with the terms of this Agreement by the Seller Trustee, will not violate the Seller Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller Trustee to carry out the transactions contemplated by this Agreement.

          (iii) The Seller Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller Trustee, enforceable against the Seller Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller Trustee to perform its obligations under this Agreement or the financial condition of the Seller Trustee.

          (vi) No litigation is pending with regard to which Seller Trustee has received service of process or, to the best of the Seller Trustee's knowledge, threatened against the Seller Trustee or the Seller the outcome of which, in the Seller Trustee's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller Trustee or the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller Trustee or the Seller to perform its obligations under this Agreement.

          (vii) The Seller Trustee has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchaser, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Seller Trustee nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Mortgage Loan, any interest in any Mortgage Loan or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Mortgage Loans or require registration or qualification pursuant to the Securities Act or any state securities law of any Mortgage Loan. In addition, the Seller Trustee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein.

          (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller Trustee with this Agreement, or the consummation by the Seller Trustee of any transaction contemplated hereby, other than
     (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller Trustee under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6.     RESERVED.

     SECTION 7.     CLOSING.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller Trustee specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
     Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (vi) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8.     CLOSING DOCUMENTS.

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller Trustee, and dated the Closing Date, and upon which the Purchaser and each Underwriter and the Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) A certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter and each Initial Purchaser may rely;

     (d) Written opinions of counsel for the Seller Trustee and counsel for the Seller, in such form and substance and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter and each Initial Purchaser;

     (e) The Supplemental Agreement, substantially in the form of Exhibit D hereto, dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation ("GMACCM" and the Seller, duly executed and delivered by GMACCM and the Seller;

     (f) The Assignment Agreement, substantially in the form of Exhibit E hereto, dated August 21, 1998, between the Seller and the Purchaser, duly executed and delivered by the Seller and the Purchaser;

     (g) The Indemnification Agreement, substantially in the form of Exhibit F hereto, dated as of August 21, 1998, between GMACCM and Lehman Ali, Inc., duly executed and delivered by GMACCM and Lehman Ali, Inc.; and

     (h) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9.     RESERVED.

     SECTION 10.    RESERVED.

     SECTION 11.    NOTICES.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Lehman ALI Inc. as Sponsor and LaSalle National Bank as Trustee for Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust, at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 Attention: RACERS Series 1998-ML, facsimile no.
(312) 904-2084, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12.    RESERVED.

     SECTION 13.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
DELIVERY.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     SECTION 14.    SEVERABILITY OF PROVISIONS.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15.    COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16.    GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17.    FURTHER ASSURANCES.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18.    SUCCESSORS AND ASSIGNS.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.

     SECTION 19.    AMENDMENTS.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   RESTRUCTURED ASSET CERTIFICATES WITH ENHANCED RETURNS, SERIES 1998-ML TRUST


                                   By:  LaSalle National Bank, not in its
                                        individual capacity, but solely as
                                        trustee under the Trust Agreement, dated
                                        as of June 26, 1998, as amended and
                                        restated, between Lehman Ali Inc., as
                                        sponsor, and LaSalle National Bank, as
                                        trustee.


                                   By: /s/ Michael Evans
                                      -------------------------------------
                                   Name:  Michael Evans
                                        -----------------------------------
                                   Title: First Vice President
                                         ----------------------------------


                                   GMAC COMMERCIAL MORTGAGE SECURITIES,
                                   INC.


                                   By: /s/ David Lazarus
                                      -------------------------------------
                                   Name:  David Lazarus
                                        -----------------------------------
                                   Title: Vice President
                                         ----------------------------------

                                      EXHIBIT A

                                MORTGAGE LOAN SCHEDULE

                                      EXHIBIT B

                                  THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

                    (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-C2, without recourse";

                    (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                    (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

                    (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                    (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                    (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

                    (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                    (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

                    (ix) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                    (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

                    (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

                    (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor; and

                    (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                     EXHIBIT C-1

                         FORM OF CERTIFICATE OF AN OFFICER OF

                                  THE SELLER TRUSTEE

                         CERTIFICATE OF LASALLE NATIONAL BANK

     I, Anne M. Geraghty, a Trust Administrator of LaSalle National Bank, not in its individual capacity but solely as trustee (in such capacity, the "Seller Trustee") for the Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust (the "Seller"), hereby certify as follows:

     The Seller Trustee is duly organized and validly existing under the laws of the United States.

     Attached hereto as EXHIBIT I are true and correct copies of the Amended and Restated Trust Agreement of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of LaSalle National Bank, in its capacity as Seller Trustee of the Seller, and his genuine signature is set forth opposite his name:

     Name                            Office                 Signature
     ----                            ------                 ---------

Michael B. Evans              First Vice President     _________________________


     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated August 21, 1998 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August __, 1998.



                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:


     I, ________________________, hereby certify that ________________ is a duly elected or appointed, as the case may be, qualified and acting ______________ of LaSalle National Bank and that the signatures appearing above is his or her genuine signatures.


     IN WITNESS WHEREOF, the undersigned has executed this certificate as of August _ __, 1998.


                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                     EXHIBIT C-2

                      FORM OF CERTIFICATE OF THE SELLER TRUSTEE

                         CERTIFICATE OF LASALLE NATIONAL BANK

     In connection with the execution and delivery by Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 21, 1998 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller Trustee hereby certifies that (i) the representations and warranties of the Seller Trustee in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___th day of August, 1998.




                                        By:  LASALLE NATIONAL BANK, not in its
                                             individual capacity, but solely as
                                             trustee of  the Restructured Asset
                                             Certificates With Enhanced Returns,
                                             Series 1998-ML Trust.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                      EXHIBIT D

                            FORM OF SUPPLEMENTAL AGREEMENT

                                      EXHIBIT E

                                  FORM OF ASSIGNMENT

                                      EXHIBIT F

                          FORM OF INDEMNIFICATION AGREEMENT













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